                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                         REPUBLIC NEW YORK CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:
          Common Stock, par value $5.00 per share, of Republic New York Corporation ("Republic Corporation Common Stock").
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
          104,921,328 shares of Republic Corporation Common Stock expected to be canceled in the transaction.
        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          The per unit price of the transaction of $0.014 has been calculated pursuant to Exchange Act Rule 0-11 by: (A) multiplying the proposed cash payment by one-50th of one percent (.0002) and then (B) dividing this product by 104,921,328 shares of Republic Corporation Common Stock (which represents the number of shares of Republic Corporation common stock which will be canceled upon the consummation of the Merger) to determine the per unit price.
        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           Republic of New York Logo

                         REPUBLIC NEW YORK CORPORATION

                                 Supplement to
                                Proxy Statement

                                    for the

                               September 9, 1999

                        Special Meeting of Stockholders

                                  Adjourned to

                           Tuesday, November 30, 1999
                                 at 11:00 A.M.
                                452 Fifth Avenue
                               New York, New York

                            [Republic New York Logo]

                         REPUBLIC NEW YORK CORPORATION
                                452 FIFTH AVENUE
                            NEW YORK, NEW YORK 10018

                                                               November 10, 1999

Dear Stockholder:

     We previously sent you a proxy statement dated August 9, 1999 relating to a special meeting of stockholders of Republic New York Corporation to be held on September 9, 1999. As described in the proxy statement, the special meeting was called to allow Republic New York Corporation stockholders to consider and vote upon a proposal to approve the merger of Republic New York Corporation with a subsidiary of HSBC Holdings plc on the terms and conditions set forth in a Transaction Agreement and Plan of Merger, dated as of May 10, 1999, by and among HSBC Holdings plc, a public limited company organized under the laws of England, Safra Republic Holdings S.A., a company organized under the laws of Luxembourg, Republic New York Corporation, a Maryland corporation, and RNYC Merger Corporation, a Maryland corporation formed by HSBC for the sole purpose of consummating the merger. We initially convened the special meeting on September 9, 1999. Prior to taking any formal action at that meeting, however, the special meeting was adjourned until October 12, 1999, then until October 29, 1999, and subsequently adjourned again until November 30, 1999.

     As a result of developments since the time of the mailing of the proxy statement, including the amendment of the merger agreement as described in the accompanying proxy material, we are providing you with this supplement to the proxy statement, which includes additional information concerning the merger for your consideration.

     Please note that the amendment does not change the amount of consideration you will receive for your Republic shares: the merger consideration remains $72.00 per share in cash.

     Your vote is important, and we urge you to give the proxy statement and this supplement your immediate attention. You previously received a proxy card on which you may have voted and already returned to us. HOWEVER, WE HAVE ENCLOSED A SECOND PROXY CARD (AND A RETURN ENVELOPE) FOR YOUR USE, IN CASE YOU HAVE NOT VOTED AND MISPLACED THE PROXY CARD PREVIOUSLY SENT TO YOU OR YOU WISH TO CHANGE YOUR VOTE. IF YOU HAVE ALREADY VOTED AND YOU DO NOT WISH TO CHANGE YOUR VOTE, YOU DO NOT NEED TO RETURN THIS SECOND PROXY CARD.

     Your Board of Directors has determined that the merger is in the best interest of, and advisable for, Republic New York Corporation and its stockholders, and has approved the merger. The Board of Directors continues to recommend unanimously that you vote FOR approval of the merger and the merger agreement.

     Thank you and I look forward to seeing you at the special meeting.

                                          Sincerely,

                                /s/ Dov Schlein

                                          Dov C. Schlein
                                          Chairman of the Board
                                          and Chief Executive Officer

       The date of this proxy statement supplement is November 10, 1999.

                            [Republic New York Logo]

                         REPUBLIC NEW YORK CORPORATION
                                452 FIFTH AVENUE
                            NEW YORK, NEW YORK 10018

                            ------------------------

              NOTICE OF ADJOURNED SPECIAL MEETING OF STOCKHOLDERS
                     TO BE RECONVENED ON NOVEMBER 30, 1999
                            ------------------------

     NOTICE IS HEREBY GIVEN THAT the special meeting of stockholders of Republic New York Corporation, a Maryland corporation ("Republic Corporation"), convened on September 9, 1999 and adjourned to October 12, 1999, to October 29, 1999, and then adjourned again to November 30, 1999 will be reconvened on November 30, 1999 at 11:00 a.m., New York time, at 452 Fifth Avenue, in the Borough of Manhattan, in the City and State of New York. The adjourned special meeting is being held for the purpose of considering and voting upon a proposal to approve the merger of Republic Corporation with a subsidiary of HSBC Holdings plc on the terms and conditions set forth in a Transaction Agreement and Plan of Merger, dated as of May 10, 1999, as amended by Amendment No. 1, dated as of November 8, 1999, by and among HSBC Holdings plc, a public limited company organized under the laws of England, RNYC Merger Corporation, a Maryland corporation formed by HSBC for the sole purpose of consummating the merger, Safra Republic Holdings S.A., a company organized under the laws of Luxembourg, and Republic Corporation, pursuant to which, among other things, each outstanding share of common stock, par value $5.00 per share, of Republic Corporation will be converted, upon the effectiveness of the merger, into the right to receive $72 in cash, without interest.

     The close of business on August 6, 1999 continues to be the record date and hour for determining holders of common stock entitled to notice of and to vote at the meeting, including any adjournment thereof.

                                          By order of the Board of Directors,

                                   /s/ William F. Rosenblum, Jr.
                                          William F. Rosenblum, Jr.,
                                          Senior Vice President and
                                          Corporate Secretary

November 10, 1999

THE BOARD OF DIRECTORS OF REPUBLIC CORPORATION CONTINUES TO RECOMMEND UNANIMOUSLY THAT STOCKHOLDERS VOTE FOR THE MERGER AT THE SPECIAL MEETING.

                                   SUPPLEMENT

                            DATED NOVEMBER 10, 1999

                                       TO

                      PROXY STATEMENT DATED AUGUST 9, 1999

                                       OF

                         REPUBLIC NEW YORK CORPORATION

INTRODUCTION

     This supplement (the "SUPPLEMENT") is provided for the purpose of supplementing the proxy statement, dated August 9, 1999 (the "PROXY STATEMENT"), of Republic New York Corporation, a Maryland corporation ("REPUBLIC CORPORATION"), initially furnished to stockholders on or about August 9, 1999.

     This Supplement is being furnished to the holders ("STOCKHOLDERS") of the common stock, par value $5.00 per share, of Republic Corporation (the "COMMON STOCK") in connection with the solicitation of proxies by the Board of Directors of Republic Corporation (the "BOARD") for use at a special meeting of Stockholders of Republic Corporation, as adjourned from time to time (the "SPECIAL MEETING"), which was originally convened on September 9, 1999. Prior to taking any formal action at that meeting, the Special Meeting was adjourned until October 12, 1999, then until October 29, 1999, and subsequently adjourned again until November 30, 1999. The adjourned Special Meeting of Republic Corporation will be reconvened on November 30, 1999 at 11 a.m., New York time, at 452 Fifth Avenue, New York, New York. As described in the Proxy Statement and this Supplement, Stockholders are being asked to consider and vote on the proposal to approve the merger of Republic Corporation with a subsidiary of HSBC Holdings plc, a public limited company organized under the laws of England ("HSBC"), on the terms and conditions set forth in, and the other transactions contemplated by, a Transaction Agreement and Plan of Merger, dated as of May 10, 1999 (the "ORIGINAL AGREEMENT"), as amended by Amendment No. 1, dated as of November 8, 1999 (the "TRANSACTION AGREEMENT AMENDMENT") (the Original Agreement, as amended by the Transaction Agreement Amendment, the "AGREEMENT"), by and among Republic Corporation, HSBC, Safra Republic Holdings S.A., a company organized under the laws of Luxembourg ("SAFRA REPUBLIC"), and RNYC Merger Corporation, a Maryland corporation formed by HSBC for the sole purpose of consummating the merger as contemplated by, and referred to as the Merger Sub in, the Original Agreement. Pursuant to the terms of the Agreement, Merger Sub will merge with and into Republic Corporation (the "MERGER") with Republic Corporation as the surviving corporation. In the Merger, Stockholders will receive $72 in cash, without interest, for each share of Common Stock owned by such Stockholder (the "MERGER CONSIDERATION"). If necessary, Stockholders may also be asked to vote on a proposal to adjourn or postpone the Special Meeting, which adjournment or postponement could be used for the purpose, among others, of allowing additional time for soliciting votes to approve the Merger and the Agreement, but no proxy that has been voted against approval of the Merger and the Agreement will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.

     The Transaction Agreement Amendment, among other things, revises the process for determination of the closing date of the merger and the date of the payment by HSBC. However, the Merger Consideration you will receive for your shares of Common Stock in the Merger remains $72.00 per share in cash, without interest.

     This Supplement is first being mailed to Stockholders on or about November 10, 1999. This Supplement should be read in conjunction with the Proxy Statement.

REPUBLIC NEW YORK SECURITIES CORPORATION -- THE PRINCETON NOTE MATTER

     On September 1, 1999, Republic Corporation announced that, as a result of an inquiry received from the Financial Supervisory Agency of Japan, it had commenced an internal investigation of the Futures Division of its wholly owned subsidiary, Republic New York Securities Corporation ("RNYSC"). The investigation, which is ongoing, encompasses the involvement of the Futures Division of RNYSC with its customers Princeton Global Management Ltd. and affiliated entities ("PRINCETON") and their Chairman, Martin Armstrong (the "PRINCETON NOTE MATTER").

     A number of regulatory and law enforcement agencies also have commenced investigations of Princeton and Mr. Armstrong. Republic Corporation and RNYSC have been cooperating fully with those investigations, including by responding to various subpoenas and requests for information. The Securities and Exchange Commission and the Commodity Futures Trading Commission have commenced civil actions against Princeton and Mr. Armstrong. Additionally, Mr. Armstrong has been indicted by the U.S. Attorney for the Southern District of New York on charges of fraud and conspiracy.

     At the core of these proceedings against Princeton and Mr. Armstrong are allegations that Mr. Armstrong and Princeton perpetrated a fraud on non-United States investors, who allegedly purchased U.S. $3 billion (face value) of promissory notes from Princeton, approximately U.S. $1 billion (face value) of which allegedly remain outstanding. Since 1995, Princeton had maintained accounts at the Futures Division of RNYSC through which funds, allegedly including proceeds from the sale in Japan of such promissory notes, were invested and traded by Princeton. In furtherance of the alleged fraud, Mr. Armstrong is alleged to have caused employees of the Futures Division of RNYSC to issue letters containing inflated balances of the net asset values in the accounts of Princeton, some of which allegedly were provided by Mr. Armstrong and Princeton to at least some of its investors.

     RNYSC has suspended RNYSC's president and has terminated the employment of the president of the Futures Division of RNYSC.

PENDING LITIGATION

     On October 7, 1999, a purported class action entitled Ravens v. Republic New York Corporation, Republic New York Securities Corporation and William H. Rogers was filed in the United States District Court for the Eastern District of Pennsylvania on behalf of investors who acquired common stock of Republic Corporation between May 14, 1999 and September 15, 1999. The complaint alleges that the named defendants violated federal securities laws by failing to disclose facts relating to potential liabilities on the transaction with HSBC. The complaint seeks unspecified damages on behalf of the class. Republic Corporation believes that there are substantial defenses to the complaint, and intends to defend against it vigorously. Following the Merger, HSBC intends to cause Republic Corporation to continue to assert all available defenses and to defend against the complaint vigorously.

     On October 15, 1999, a purported class and derivative action entitled Ariel
v. Cyril S. Dwek, et al. was filed in the Circuit Court for Montgomery County, Maryland, purportedly on behalf of stockholders of Republic Corporation and derivatively on behalf of Republic Corporation. The complaint alleges that certain officers and directors of Republic Corporation breached their fiduciary duties to Republic Corporation by allegedly failing to exercise appropriate management and oversight in connection with the Princeton account relationship. The complaint seeks unspecified damages and remittance by the individual defendants of compensation paid to them. Republic Corporation believes that there are substantial defenses to the complaint, and intends to defend against it vigorously. Following the Merger, HSBC intends to cause Republic Corporation to continue to assert all available defenses and to defend against the complaint vigorously. In addition, following the Merger, HSBC intends to cause Republic Corporation to take the position that all derivative claims do not survive consummation of the Merger.

THE TRANSACTION AGREEMENT AMENDMENT TO THE ORIGINAL AGREEMENT

     In order to facilitate the Merger, the Original Agreement has been amended by the Transaction Agreement Amendment. The following description of the Transaction Agreement Amendment is qualified in its entirety by reference to the text of the Transaction Agreement Amendment, a copy of which is attached to this Supplement as Annex A and which is incorporated by reference in this Supplement. The Transaction Agreement Amendment should be read in conjunction with the Original Agreement, which is included as Appendix A to the Proxy Statement. If you need an additional copy of the Original Agreement, please contact the Office of the Corporate Secretary of Republic Corporation at (212) 525-6100.

     Payment of Merger Consideration. The consideration for the Merger has not changed and remains at $72 cash, without interest, for each share of Common Stock. The Transaction Agreement Amendment provides that if the Merger becomes effective after December 17, 1999, Stockholders will not receive the Merger Consideration before January 7, 2000. This change in the payment mechanics for the Merger Consideration was requested by HSBC in order to minimize risks related to potential Year 2000 problems.

     Closing Date. We currently are still planning to close the Merger this year. However, the Transaction Agreement Amendment revises the Original Agreement by extending from December 31, 1999 to January 31, 2000 the date on and after which any party to the Merger may terminate the Agreement without liability to the other party. The Transaction Agreement Amendment also provides that if all conditions to the Merger are satisfied or waived before December 28, 1999, HSBC has the option to effect the consummation of the Merger on any date through and including December 31, 1999, provided, however, that the conditions to the Merger relating to the accuracy of Republic Corporation's and Safra Republic's representations and warranties will only need to be satisfied as of the date on which the closing otherwise would have occurred. If the closing does not occur on or before December 31, 1999, HSBC may elect to schedule the closing for any date within thirty-five days of when the closing otherwise would have occurred (the third business day after all the closing conditions have been satisfied); provided, however, that if HSBC makes the election, the termination date for the Agreement will be extended for thirty calendar days from the scheduled closing date and the conditions to the Merger relating to the accuracy of Republic Corporation's and Safra Republic's representations and warranties will only need to be satisfied as of the first date on which the closing otherwise would have occurred.

     Transfer of Shares by Mr. Safra. Pursuant to the Stockholders Agreement Amendment (as defined below), the transfer by a corporation controlled by Mr. Edmond J. Safra of 6,250,000 shares of Common Stock, described below in the section "Amendment No. 1 to the Stockholders Agreement," is a condition to the consummation of the Merger.

     Princeton Note Matter. The Transaction Agreement Amendment also amends the definition of the term "MATERIAL ADVERSE EFFECT" by providing that all adverse facts, circumstances or conditions known to HSBC as of the date of the Transaction Agreement Amendment with respect to the Princeton Note Matter and the reasonably foreseeable effects of such facts, circumstances or conditions on Republic Corporation and Safra Republic, taken as a whole, will be disregarded for purposes of the determination of whether a Material Adverse Effect has occurred pursuant to the Agreement. This change affects the representations and warranties made by the parties in the Agreement. Generally, a breach of a representation or warranty will not occur unless such a breach has had or is reasonably likely to have a Material Adverse Effect on the financial condition, properties, business or results of operations of one or more of the parties to the Agreement. Accordingly, any aspect of the Princeton Note Matter which is known to HSBC as of the date of the Transaction Agreement Amendment will not be considered in determining whether there would be a breach of a representation or warranty by Republic Corporation contained in the Agreement.

AMENDMENT NO. 1 TO THE STOCKHOLDERS AGREEMENT

     In order to facilitate the Merger, the Stockholders Agreement, dated as of May 10, 1999 (the "ORIGINAL STOCKHOLDERS AGREEMENT"), has been amended by Amendment No. 1 to the Stockholders Agreement (the "STOCKHOLDERS AGREEMENT AMENDMENT"). The following description of the Stockholders Agreement Amendment is qualified in its entirety by reference to the text of the Stockholders Agreement Amendment, a copy of which is attached to this Supplement as Annex B and which is incorporated by reference in this Supplement. The Stockholders Agreement Amendment should be read in conjunction with the Original Stockholders Agreement, which is included as Appendix C to the Proxy Statement. If you need an additional copy of the Original Stockholders Agreement, please contact the Office of the Corporate Secretary of Republic Corporation at (212) 525-6100.

     The Stockholders Agreement Amendment joins HSBC North America Inc., a Delaware corporation and wholly owned subsidiary of HSBC ("US HOLDCO"), and, for certain sections, Republic Corporation, as parties to the Original Stockholders Agreement. Solely as an inducement and condition to the consummation of the Merger and the entry into the Transaction Agreement Amendment described above, Mr. Safra, the principal stockholder of Republic Corporation and Safra Republic, has agreed to transfer to US Holdco, immediately prior to the Merger, 6,250,000 shares of Common Stock held by a corporation he controls. The effect of this stock transfer is a reduction of $450 million in the aggregate amount to be paid by HSBC in the Merger for Mr. Safra's interest in Republic Corporation. Mr. Safra agreed to enter into the Stockholders Agreement Amendment and to effect the transfer of 6,250,000 shares of Common Stock solely in order to facilitate consummation of the Merger.

     In connection with the Stockholders Agreement Amendment and the Transaction Agreement Amendment and in addition to the description of the interests of certain persons in the Proxy Statement, Mr. Safra will receive certain benefits in addition to his interest as a Stockholder. Pursuant to the Stockholders Agreement Amendment, Republic Corporation has agreed, and HSBC has agreed to cause Republic Corporation following the Merger, to indemnify Mr. Safra from any loss in connection with the Princeton Note Matter in the manner and to the same extent as the officers and directors of Republic Corporation are entitled to indemnification under the currently existing charter and bylaws of Republic Corporation and the Agreement.

     In addition, arrangements have been reached between HSBC and Mr. Safra whereby, should certain potential liabilities arising from the Princeton Note Matter result in losses to Republic Corporation exceeding $700 million and up to $1 billion, a corporation controlled by Mr. Safra would bear a portion, up to $180 million, of any such losses. In connection with these arrangements, HSBC has agreed to waive, and to cause its affiliates to waive, any and all rights, claims or causes of action it may have against Mr. Safra, and certain entities controlled by him, arising out of or relating to the Princeton Note Matter. Neither Republic Corporation nor HSBC believes that Mr. Safra has any obligation or liability to any person in connection with the Princeton Note Matter. Mr. Safra agreed to these arrangements solely in order to facilitate consummation of the Merger.

VOTING PROCEDURES

     FOR STOCKHOLDERS WHO HAVE ALREADY VOTED: We have enclosed a second proxy card (and a return envelope) for your use, in case you wish to change your vote. If you have already voted your proxy and you do not wish to change your vote, you do not need to return this second proxy card. If Republic Corporation receives the enclosed proxy card, duly executed and dated, prior to the adjourned date of the Special Meeting, any proxy previously granted by you will be, without further action on your part, revoked. Any proxy granted to Republic Corporation may be revoked before it is exercised by submitting to the Corporate Secretary of Republic Corporation written notice of revocation or a properly executed proxy of a later date or by attending the Special Meeting and voting in person or by giving subsequent voting instructions by phone or through the Internet. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Republic

New York Corporation, 452 Fifth Avenue, New York, New York 10018, Attention:
Office of the Corporate Secretary. All shares of Common Stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of the matters to be voted upon at the Special Meeting, including approval of the Merger and the Agreement, but no proxy that has been voted against approval of the Merger and the Agreement will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.

     IF YOU HAVE ALREADY RETURNED A PROXY CARD AND DO NOT WISH TO CHANGE YOUR VOTE, NO FURTHER ACTION IS REQUIRED.

     FOR STOCKHOLDERS WHO HAVE NOT ALREADY VOTED: Enclosed for your convenience is a duplicate proxy card (and a return envelope) for your use. You may use either the proxy card which was originally sent to you, or you may use the second proxy card enclosed herewith. You do not need to return both the original and this second proxy card. If Republic Corporation receives the enclosed proxy card, duly executed and dated, prior to the Special Meeting, any proxy previously granted by you will be, without further action, revoked. Any proxy granted to Republic Corporation may be revoked before it is exercised, by submitting to the Corporate Secretary of Republic Corporation written notice of revocation or a properly executed proxy of a later date, or by attending the Special Meeting and voting in person, or by giving subsequent voting instructions by phone or through the Internet. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to Republic New York Corporation, 452 Fifth Avenue, New York, New York 10018, Attention: Office of the Corporate Secretary. All shares of Common Stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of the matters to be voted upon at the Special Meeting, including approval of the Merger and the Agreement, but no proxy that has been voted against approval of the Merger and the Agreement will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.

     Information About Voting. Stockholders of record may vote by signing, dating and mailing the proxy card in the postage-paid envelope provided, or by using the toll-free telephone number or the Internet voting site listed on the accompanying instructional sheet, following the specific instructions included thereon. If your shares of Common Stock are held by a bank, broker or other nominee, you will receive instructions from them, including instructions on how to give voting instructions by telephone or on the Internet, which you must follow in order to have your shares voted. Whichever of these methods you select to transmit your instructions, the persons named on the enclosed proxy card will vote your shares in accordance with your instructions. If you sign a proxy card without giving specific voting instructions, your shares will be voted in favor of the Merger and the Agreement, unless your shares of Common Stock are held by a bank, broker or other nominee, in which case your shares will not be voted.

     The method by which you vote will not limit your right to vote at the Special Meeting if you decide to attend in person. If your shares of Common Stock are held by a bank, broker or other holder of record, you will need proof of ownership to be admitted to the Special Meeting. A recent brokerage statement or letter from your bank or broker are examples of proof of ownership. Even though proof of ownership will entitle you to admission to the Special Meeting, if you are a beneficial owner of Common Stock and want to vote your shares in person, you must obtain a completed and executed proxy in your name from your bank, broker or other holder of record in order to vote at the Special Meeting.

     If you are an employee and a participant in the Republic Corporation Profit Sharing and Savings Plan or the 1998 Long Term Incentive Compensation Plan, you will receive a separate card for all the shares of Common Stock allocated to your account under each of these plans that will serve as your voting instruction card for the trustee for these plans. Your instructions to the plan trustee will be held in strict confidence and will be made available only to the inspectors of election at the Special Meeting, none of whom will be an employee of Republic Corporation or any of its subsidiaries. Pursuant to the terms of these plans, any shares held by the plan trustee as to which it has not received voting instructions by November 23, 1999 will be voted in the same manner, proportionately, as the shares as to which voting instructions have been received.

     If you have questions or require an additional copy of the Proxy Statement, please contact the Office of the Corporate Secretary at (212) 525-6100.

Dated November 10, 1999
New York, New York

                                          By order of the Board of Directors,

                                          /s/ William F. Rosenblum, Jr.
                                          William F. Rosenblum, Jr.,
                                          Senior Vice President and
                                          Corporate Secretary

                                                                      APPENDIX A

          AMENDMENT NO. 1 TO TRANSACTION AGREEMENT AND PLAN OF MERGER

     AMENDMENT NO. 1 TO TRANSACTION AGREEMENT AND PLAN OF MERGER, dated as of November 8, 1999 (this "Amendment"), by and among HSBC Holdings plc, a public limited company organized and existing under the laws of England ("Parent"), Republic New York Corporation, a Maryland corporation (the "Company"), Safra Republic Holdings S.A., a societe anonyme organized and existing under the laws of Luxembourg ("SRH"), and RNYC Merger Corporation, a Maryland corporation ("Merger Sub").

     WHEREAS, Parent, the Company and SRH entered into that certain Transaction Agreement and Plan of Merger, dated as of May 10, 1999 (the "Original Agreement");

     WHEREAS, Parent, the Company, SRH and Merger Sub entered into that certain Joinder Agreement, dated as of May 20, 1999 (the "Joinder Agreement"), whereby Merger Sub became a party to the Merger Agreement (the Original Agreement, as amended by the Joinder Agreement and this Amendment, the "Agreement");

     WHEREAS, as a condition to, and concurrently with, the execution of this Amendment, Parent, HSBC North America Inc. ("US Holdco"), RNYC Holdings Limited, Congregation Beit Yaakov (together with RNYC Holdings Limited, the "Stockholder"), Saban S.A. (the "Stockholder Parent"), Mr. Edmond J. Safra and the Company are entering into an Amendment (the "Stockholder Agreement Amendment") to that certain Stockholders Agreement, dated as of May 10, 1999 (the "Original Stockholder Agreement" and, as amended by the Stockholder Agreement Amendment, the "Stockholder Agreement"), among Parent, the Stockholder, the Stockholder Parent and Mr. Edmond J. Safra;

     WHEREAS, prior to the date hereof the Board of Directors of the Company has approved and declared advisable the Agreement and has approved (including for purposes of Sections 3-601 through 3-604 and 3-701 through 3-709 of the General Corporation Law of the State of Maryland (the "MGCL")) the Stockholder Agreement, upon the terms and subject to the conditions set forth in the Agreement and the Stockholder Agreement;

     WHEREAS, the Board of Directors of SRH has approved the Agreement and on May 9, 1999 approved the Offer and recommended the Offer, upon the terms and subject to the conditions set forth in the Original Agreement;

     WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with this Amendment;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

     Section 1. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Original Agreement or the Joinder Agreement, as applicable.

     Section 2.  Amendments to Original Agreement.

     (A) Section 1.4(a) of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

          (a) Outstanding Company Common Stock. Each share of common stock, par value $5.00 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock held (i) in the Company's treasury ("Treasury Shares") or (ii) directly or indirectly by Parent or the Company or any of their respective wholly owned Subsidiaries (except for Fiduciary and DPC Shares (as defined in Section 1.4(d))) shall become and be converted into the right to receive $72.00 in cash to be paid, without interest thereon, as provided in Section 1.5(c) (the "Merger Consideration").

     (B) Section 1.5(b) and Section 1.5(c) of the Original Agreement shall be deleted in their entirety and the following substituted therefor:

          (b) From time to time following the Effective Time, Parent or Merger Sub shall deposit, or shall cause to be deposited, with a bank or trust company (which may be an affiliate of Parent or the Company) (the "Exchange Agent"), for the benefit of the holders of the Certificates, cash amounts, as instructed by the Exchange Agent (such cash (without any interest) being hereinafter referred to as the "Exchange Fund"), to be paid pursuant to this Article I in exchange for outstanding shares of Company Common Stock entitled to receive the Merger Consideration; provided, that, if the Effective Time occurs after December 17, 1999, neither Parent nor Merger Sub shall be required to deposit, or cause to be deposited, any cash amounts with the Exchange Agent before January 7, 2000.

          (c) As promptly as practicable after the Effective Time, Parent shall send or cause to be sent to each former holder of record of shares of Company Common Stock (other than shares that are to be canceled pursuant to Section 1.4(d)) immediately prior to the Effective Time, transmittal materials for use in exchanging such stockholder's Certificates for the Merger Consideration. Parent shall cause any check in respect of the Merger Consideration which such Person shall be entitled to receive to be delivered to such stockholder upon delivery to the Exchange Agent of Certificates representing such shares of Company Common Stock (or indemnity reasonably satisfactory to Parent and the Exchange Agent, if any of such Certificates are lost, stolen or destroyed) owned by such stockholder; provided, that if the Effective Time occurs after December 17, 1999, in no event shall any check be required to be mailed before January 7, 2000. No interest will be paid on any such cash to be paid pursuant to this Article I upon such delivery. Parent or its designee shall be entitled to deduct and withhold from the Merger Consideration otherwise payable to any holder of Certificates such amounts (if any) as Parent or such designee determines are required to be deducted or withheld under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent or such designee, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of such Certificates.

     (C) Section 2.1 of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

     2.1 Closing Date. The closing of the transactions provided for in this Agreement (the "Closing") shall be held (a) at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, at 10:00 A.M. on the third business day after the satisfaction or waiver (subject to applicable law) of the latest to be satisfied or waived of the conditions (other than those conditions to be satisfied at the Closing) set forth in Sections 8.1, 8.2 and
8.3 hereof; provided, that if the conditions in Sections 8.1(a), 8.1(b), 8.2(c) and 8.2(f) shall have been satisfied:

          (i) prior to December 31, 1999, Parent, in its sole discretion, by written notice to the Company and SRH may elect to schedule the Closing for any date after such conditions have been satisfied through and including December 31, 1999, but if the date of satisfaction of the last of the conditions in Section 8.1(a), 8.1(b), 8.2(c) and 8.2(f) is before December 28, 1999, Parent may schedule the Closing for a date later than such third business day only if Parent and Merger Sub irrevocably agree in such notice that the reference to the Closing Date in Section 8.2(a) shall be deemed to refer to the date which is the third business day following satisfaction of the last to be satisfied of the conditions in Sections 8.1(a), 8.1(b), 8.2(c) and 8.2(f) (the "Original Date"); and

          (ii) after December 31, 1999, Parent, after consulting with the Company, may by written notice to the Company and SRH elect to schedule the Closing for any date not less than two business days or more than 35 calendar days after the satisfaction or waiver (subject to applicable law) of the latest to be satisfied or waived of the conditions (other than those conditions to be satisfied at the Closing) set forth in Sections 8.1, 8.2 and 8.3 hereof only if Parent and Merger Sub irrevocably agree in such notice that the reference to the Closing Date in
     Section 8.2(a) shall be deemed to refer to the earlier of the Original Date and the scheduled Closing Date;

          or (b) at such other place and on such other date as shall be agreed to by the parties hereto. The date on which the Closing occurs is hereinafter referred to as the "Closing Date." For the avoidance of doubt, it is expressly understood that nothing in Section 2.1(a) shall be deemed to modify or require waiver of the conditions set forth in Sections 8.1(c), 8.2(b), 8.2(d), 8.2(e), 8.2(g) or 8.2(h). Notwithstanding the provisions of
     Section 2.1(a)(i) and Section 2.1(a)(ii), if Parent exercises its right to schedule the Closing pursuant to the proviso to either Section 2.1(a)(i) or
     Section 2.1(a)(ii) and the Effective Time does not occur on such scheduled date as a result of the failure of the condition in Section 8.2(b), then the condition in Section 8.2(a) shall be read to refer to the rescheduled Closing Date, if any, and not to the Original Date; provided, that if there is a failure of the condition in Section 8.2(b) and the failure of any other condition (other than Section 8.3(c)), the failure of the Effective Time to have occurred shall be deemed to have been caused by the failure of the condition in Section 8.2(b). If the Effective Time does not occur on such scheduled Closing Date for any other reason, Section 8.2(a) shall continue to be interpreted as referring to the Original Date for purposes of any Closing which occurs on or before the date specified in Section 9.1(c) (including any date specified in the proviso to Section 9.1(c)).

     (D) Section 7.13 of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

     7.13. The Offer. Provided that this Agreement shall not have been terminated in accordance with Article IX, Parent shall, or shall cause Offer Sub to, commence an offer to acquire all outstanding shares of SRH Common Stock not owned, directly or indirectly, by the Company at a price of $72.00 per share of SRH Common Stock. Parent shall, and shall cause Offer Sub to, accept for payment all shares of SRH Common Stock tendered to Parent or Offer Sub at, or as soon as possible following, the Effective Time; provided, that Parent or Offer Sub shall not be required to make payment for, or mail checks with respect to, tendered shares of SRH Common Stock until the seventh calendar day following the Effective Time, but if the Effective Time occurs after December 17, 1999 in no event earlier than January 10, 2000. The obligation of Parent or Offer Sub to consummate the Offer and to accept for payment any shares of SRH Common Stock tendered pursuant thereto shall be subject only to the conditions set forth in
Article VIII to this Agreement and to the prior or concurrent consummation of the Merger (collectively, the "Offer Conditions"), which are for the sole benefit of Parent and Offer Sub and may be asserted by Parent or Offer Sub regardless of the circumstances giving rise to any such condition, or waived by Parent or Offer Sub in whole or in part at any time and from time to time prior to acceptance of shares for payment in its sole discretion; provided, that in no event shall Parent or Offer Sub purchase (or accept for purchase) any shares of SRH Common Stock pursuant to the Offer if the Merger shall not have occurred or concurrently occur. The Company and SRH agree that no shares of SRH Common Stock held by the Company, SRH or any of their respective Subsidiaries will be tendered to Parent or Offer Sub pursuant to the Offer. Parent and Offer Sub will not, without the prior written consent of SRH, (i) decrease or change the form of the consideration payable in the Offer, (ii) decrease the number of shares of SRH Common Stock sought pursuant to the Offer, (iii) impose additional conditions to the Offer or change the Offer Conditions (provided, that Parent or Investor in its sole discretion may waive any such conditions and, in connection therewith, substitute a less restrictive condition) or (iv) make any other change in the terms or conditions of the Offer which is materially adverse to the holders of the shares of SRH Common Stock. Notwithstanding the foregoing, Parent and SRH may, without the consent of the Company or SRH, (x) extend the Offer, if at the scheduled expiration date of the Offer any of the Offer Conditions shall not have been satisfied or waived, until such time as all conditions are satisfied or waived, (xi) extend the Offer for any period required by any statute, rule, regulation, interpretation or position of any Governmental Authority applicable to the Offer, and (xii) extend the Offer for any reason on one or more occasions for an aggregate of not more than 15 business days beyond the latest expiration date that would otherwise be permitted under clauses (x) and (xi) of this sentence. Subject to the Offer Conditions and the terms and conditions of this Agreement, Parent shall, and Parent shall cause Offer Sub to, accept for payment all shares of SRH Common Stock validly tendered and not withdrawn pursuant to the Offer as soon as practicable after the expiration of the Offer; provided, that Parent or Offer Sub shall not be required to make payment for, or mail checks with respect to, tendered shares of SRH Common Stock until the seventh calendar day following the Effective Time, but if the Effective Time occurs after December 17, 1999 in no event earlier than January 10, 2000.

     (E) The following Section 7.15 shall be added to Article VII of the Original Agreement.

     7.15. Insurance. The Company and SRH shall, and shall cause their respective Subsidiaries to, keep in place and maintain, and comply with the terms of, all existing insurance policies, contracts and cover and all agreements and arrangements with respect to insurance, where the maximum amount of coverage exceeds $1 million.

     (F) Section 8.2(a) of the Original Agreement shall be shall be deleted in its entirety and the following substituted therefor:

          (a) Representations and Warranties. Subject to Section 2.3(b), the representations and warranties of the Company and of SRH set forth in this Agreement (including the Amendment) shall be true and correct in all respects as of the Closing Date (except to the extent such representations and warranties expressly speak as of a specified earlier date, in which case such representations and warranties shall be true as of such earlier date) as though made on and as of the Closing Date; and Parent shall have received certificates signed on behalf of each of the Company and of SRH by their respective Chief Executive Officers and Chief Financial Officers (or, in the case of SRH, the functional equivalent thereof) to such effect.

     (G) Section 8.2 of the Original Agreement shall be amended by adding the following clause (h) following clause 8.2(g):

          (h) Transfer of Company Common Stock to US Holdco. Immediately prior to the Effective Time and following the satisfaction or irrevocable waiver of all conditions set forth in Sections 8.1, 8.2 (other than this Section 8.2(h)) and 8.3 hereof, RNYC Holdings Limited shall have transferred 6,250,000 shares of Company Common Stock to US Holdco in accordance with the terms of the Stockholder Agreement.

     (H) Section 8.3(a) of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

          (a) Representations and Warranties. Subject to Section 2.3(b), the representations and warranties of Parent set forth in this Agreement (including the Amendment) shall be true and correct, as of the Closing Date (except to the extent such representations and warranties speak as of a specified earlier date, in which case such representations and warranties shall be true as of such earlier date) as though made on and as of the Closing Date; and the Company shall have received a certificate signed on behalf of Parent by the Group Financial Director to such effect.

     (I) Section 9.1(c) of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

          (c) by either Parent, the Company or SRH if the Merger shall not have been consummated on or before January 31, 2000, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein; provided, that if all conditions set forth in Sections 8.1, 8.2 and 8.3 (other than those conditions to be satisfied at Closing) shall have been satisfied and Parent elects to schedule the Closing pursuant to the proviso to Section 2.1(a)(ii), then such date shall be the date which is 30 calendar days following the date so scheduled for Closing.

     (J) Section 10.6 of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

     10.6 Entire Agreement. The Agreement (including the Joinder Agreement, the Amendment, the Company Disclosure Schedule, the SRH Disclosure Schedule, the exhibits attached to the Agreement and all other documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof other than the Option Agreement, the Stockholder Agreement and the Confidentiality Agreement; provided that Section 5 of the Confidentiality Agreement shall not affect the representations and warranties of any party hereto.

     (K) The definition of "Material Adverse Effect" in Section 10.12(a) of the Original Agreement shall be amended by adding the following sentences at the end of the definition:

          For all purposes of determining whether there has been, or is reasonably likely to be, a Material Adverse Effect with respect to the Acquired Companies, all adverse facts, circumstances or conditions relating to the Princeton Note Matter (as defined below) of which, as of the date hereof, Parent or its representatives have been informed of by the Company or its representatives or Parent otherwise has Knowledge shall be disregarded. For purposes hereof, the term "Princeton Note Matter" shall mean the involvement or alleged involvement and the actions or omissions or alleged actions or omissions, if any, of Republic New York Securities Corporation, the Company and their respective officers, directors, employees and agents with respect to Martin A. Armstrong, Princeton Global Management Ltd., Princeton Economics International Ltd., Cresvale International - Tokyo Branch and all affiliated Persons and any existing effects or the reasonably foreseeable effects thereof.

     Section 3. Representations and Warranties of the Company. The Company hereby represents and warrants to Parent as follows:

          (a) The Company has full corporate power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the Agreement. The execution and delivery of this Amendment and the consummation of the transactions contemplated by the Agreement have been duly and validly approved by the Board of Directors of the Company prior to the date hereof (which approval satisfies in full the requirements of the MGCL regarding approval by a board of directors), and such approval is in full force and effect. The Board of Directors of the Company has adopted a resolution declaring advisable the Merger and the other transactions contemplated by the Agreement. The Board of Directors of the Company has directed that the Agreement and the transactions contemplated by the Agreement be submitted to the Company's stockholders for approval at a meeting of such stockholders and, except for the approval of the Agreement by the affirmative vote of the holders of a majority of the votes of the outstanding shares of the Company Common Stock entitled to vote thereon, no other corporate proceedings on the part of the Company and no other stockholder votes are necessary to approve the Agreement and to consummate the transactions contemplated thereby. As of the date hereof, the Board of Directors of the Company has resolved to recommend that the Company's stockholders approve the Merger. This Amendment has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent, Merger Sub and SRH) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. In addition, the Board of Directors has taken all requisite action such that the freezeout, special shareholder voting and other requirements imposed by Sections 3-601 through 3-604 and 3-701 through 3-709 of the MGCL, and the provisions of any other applicable "freezeout", "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation enacted under state, federal or foreign laws, are not applicable to the Merger, the Agreement, the Option Agreement or the Stockholder Agreement or the transactions contemplated by the Agreement, the Option Agreement and the Stockholder Agreement. No holder of Company Capital Stock shall have the right to appraisal or to demand or receive payment of the fair value of such Company Capital Stock from the Successor Corporation or any other Person pursuant to the MGCL or otherwise.

          (b) Neither the execution and delivery of this Amendment by the Company, nor the consummation by the Company of the Merger, nor compliance by the Company with any of the terms or provisions of the Agreement, will
     (i) violate any provision of the articles of incorporation or bylaws of the Company or any of its Subsidiaries or (ii) assuming that the consents and approvals referred to in Section 3.4 of the Agreement are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, or violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, or result in the creation of any Lien (or have any of such results or effects, upon notice or lapse of time, or both) upon any of the respective properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract, or other instrument or obligation to which the Company or any of its Subsidiaries is a party, or by which they or any of their respective properties, assets or business activities may be bound or affected.

          (c) Except as disclosed previously by the Company to Parent prior to the date of this Amendment, to the Knowledge of the Company there are no material facts, events, circumstances or occurrences directly or indirectly relating to the Princeton Note Matter, including any facts, events, circumstances or occurrences that would impact the measure of any civil or criminal damages, penalties, fines or other liabilities that might be levied against, or incurred by, the Company, SRH and any of their respective Subsidiaries as a result of, or otherwise relating to, the Princeton Note Matter.

          (d) The Company understands and acknowledges that Parent and Merger Sub are entering into this Amendment in reliance upon the execution, delivery and performance by the Stockholder, Stockholder Parent, Mr. Edmond
     J. Safra and the Company of the Stockholder Agreement Amendment.

     Section 4. Representations and Warranties of SRH. SRH hereby represents and warrants to Parent as follows:

          (a) SRH has full power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the Agreement. The execution and delivery of this Amendment and the consummation of the transactions contemplated by the Agreement have been duly and validly approved by the Board of Directors of SRH prior to the date hereof (which approval satisfies in full the requirements of Luxembourg Law regarding approval by a board of directors), and such approval is in full force and effect. On May 9, 1999, the Board of Directors of SRH recommended to SRH's stockholders to tender their Shares of SRH Common Stock in the Offer. No other proceeding on the part of SRH and no stockholder vote is necessary to approve this Amendment or the Agreement and to consummate the transactions contemplated by the Agreement. This Amendment has been duly and validly executed and delivered by SRH and (assuming due authorization, execution and delivery by Parent, Merger Sub and the Company) constitutes a valid and binding obligation of SRH, enforceable against SRH in accordance with its terms. In addition, the Board of Directors of SRH has taken all requisite action such that the provisions of any applicable "freezeout", "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation, are not applicable to the Merger, the Offer or the other transactions contemplated by the Agreement.

          (b) Neither the execution and delivery of this Amendment by SRH, nor the consummation by the Company of the Merger or SRH of the Offer, nor compliance by SRH with any of the terms or provisions of the Agreement, will (i) violate any provision of the articles of association (or similar documents) of SRH or any of its Subsidiaries or (ii) assuming that the consents and approvals referred to in Section 4.4 of the Agreement are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to SRH or any of its Subsidiaries or any of their respective properties or assets, or violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, or result in the creation of any Lien (or have any of such results or effects upon notice or lapse of time, or both) upon any of the respective properties or assets of SRH or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract, or other instrument or obligation to which SRH or any of its Subsidiaries is a party, or by which they or any of their respective properties, assets or business activities may be bound or affected.

          (c) SRH understands and acknowledges that Parent and Merger Sub are entering into this Amendment in reliance upon the execution, delivery and performance by the Stockholder, Stockholder Parent, Mr. Edmond J. Safra and the Company of the Stockholder Agreement Amendment.

     Section 5. Representations and Warranties of Parent. Parent hereby represents and warrants to the Company and SRH as follows:

          (a) Parent and Merger Sub have full corporate power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the Agreement.

          (b) The consummation of the transactions contemplated by the Agreement has been duly and validly approved by a duly authorized committee of the Board of Directors of Parent and by the Board of Directors of Merger Sub. No other corporate proceedings on the part of Parent and Merger Sub and no vote of Parent's stockholders are necessary to consummate the transactions contemplated hereby.

          (c) The execution and delivery of this Amendment by Parent and Merger Sub has been duly and validly authorized in accordance with applicable law. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and (assuming due authorization, execution and delivery by the Company and SRH) constitutes a valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms.

          (d) Neither the execution and delivery of this Amendment by Parent and Merger Sub, nor the consummation by Parent and Merger Sub of the Merger and the Offer, nor compliance by Parent and Merger Sub with any of the terms or provisions of the Agreement, will (i) violate any applicable law or the memorandum and articles of association, certificate of incorporation, bylaws or other organizational documents of Parent or Merger Sub, as applicable, or (ii) assuming that the consents and approvals referred to in
     Section 5.3 of the Agreement are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, or violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Parent or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract or other instrument or obligation to which Parent or any of its Subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected.

     Section 6. Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     SECTION 7. GOVERNING LAW. EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF THE MGCL, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     Section 8. The Original Agreement. Except as specifically amended hereby, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof in existence on the date hereof. Unless the context otherwise requires, after the date hereof, any reference to the Original Agreement shall mean the Original Agreement as amended hereby.

     IN WITNESS WHEREOF, Parent, Merger Sub, the Company and SRH have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                          HSBC HOLDINGS PLC

                                          By: /s/ DAVID J. SHAW
                                            ------------------------------------
                                            Name: David J. Shaw
                                            Title: Authorised Signatory

                                          RNYC MERGER CORPORATION

                                          By: /s/ GERALD A. RONNING
                                            ------------------------------------
                                            Name: Gerald A. Ronning
                                            Title: President

                                          REPUBLIC NEW YORK CORPORATION

                                          By: /s/ DOV C. SCHLEIN
                                            ------------------------------------
                                            Name: Dov C. Schlein
                                            Title: Chairman and
                                                 Chief Executive Officer

                                          SAFRA REPUBLIC HOLDINGS S.A.

                                          By: /s/ A. LEIGH ROBERTSON
                                            ------------------------------------
                                            Name: A. Leigh Robertson
                                            Title: General Manager
                                                 and Attorney-in-Fact

                                          By: /s/ CLAUDE MARX
                                            ------------------------------------
                                            Name: Claude Marx
                                            Title: Attorney-in-Fact

                                                                      APPENDIX B

                   AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

     This AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this "Amendment"), dated as of November 8, 1999, is entered into by and among RNYC Holdings Limited, a Gibraltar corporation, ("Principal Stockholder"), Congregation Beit Yaakov (solely as beneficiary of a life estate of Owned Shares (as defined below) beneficially owned by Principal Stockholder) (together with Principal Stockholder, the "Stockholder"), Saban S.A., a Panamanian corporation ("Stockholder Parent"), Mr. Edmond J. Safra ("Mr. Safra"), HSBC Holdings plc, an English public limited company ("Parent"), HSBC North America Inc., a Delaware corporation ("US Holdco") and, solely for the purposes of Section 3, Section 4(b), Section 4(e), Section 7 and Section 8 of this Amendment and Section 12,
Section 15 and Section 16 of the Agreement (as defined below), Republic New York Corporation, a Maryland corporation (the "Company").

     WHEREAS, the Stockholder, Stockholder Parent, Mr. Safra and Parent entered into that certain Stockholders Agreement, dated as of May 10, 1999 (the "Original Agreement" and, as amended by this Amendment, the "Agreement"); and

     WHEREAS, simultaneously with the execution of this Amendment, Parent, RNYC Merger Corporation, a Maryland corporation ("Merger Sub"), Safra Republic Holdings, S.A., a societe anonyme organized under the laws of Luxembourg ("SRH"), and the Company, are entering into Amendment No. 1 (the "Merger Agreement Amendment") to that certain Transaction Agreement and Plan of Merger, dated as May 10, 1999 (the "Original Merger Agreement" and, as amended by the Merger Agreement Amendment and the Joinder Agreement (as defined in the Merger Agreement Amendment), the "Merger Agreement") among Parent, the Company and SRH; and

     WHEREAS, the Merger Agreement provides for, among other things, the merger of RNYC Merger Corporation, a Maryland Corporation and a wholly owned subsidiary of US Holdco, with and into the Company; and

     WHEREAS, as an inducement and a condition to their entering into the Merger Agreement Amendment and incurring the obligations set forth in the Merger Agreement, Parent has required that Stockholder, Stockholder Parent and Mr. Safra (individually, a "Stockholder Party" and collectively, the "Stockholder Parties") and the Company enter into this Amendment; and

     WHEREAS, as an inducement and a condition to its entering into the Merger Agreement Amendment and incurring the obligations set forth in the Merger Agreement, Parent has required the Principal Stockholder to enter into the Merger Consideration Adjustment Agreement with Parent and US Holdco in the form attached hereto as Exhibit A and incorporated by reference herein (the "Adjustment Agreement"); and

     WHEREAS, although none of the parties hereto believes, or has any reason to believe, that any of the Company and the Stockholder Parties is obligated to enter into this Amendment or, in the case of the Principal Stockholder, the Adjustment Agreement or effect the Share Transfer (as defined below) or has any obligation or liability to any Person in connection with the Princeton Note Matter (as defined in the Merger Agreement Amendment), the Company and the Stockholder Parties are agreeing to enter into this Amendment and, in the case of the Principal Stockholder, the Adjustment Agreement and to effect the Share Transfer in order to facilitate consummation of the Merger and the Offer;

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. Certain Definitions. Capitalized terms used but not defined in this Amendment or the Original Agreement are used in this Amendment with the meanings given to such terms in the Merger Agreement.

          2. Clarification of Obligations. The parties acknowledge and agree that all references to the "Merger Agreement", the "Merger" and the "Offer" in the Original Agreement shall be deemed to refer to the Merger Agreement as amended pursuant to the Joinder Agreement and the Merger Agreement Amendment and to the terms of the Merger and the Offer as provided for in the Merger Agreement as so amended. For the avoidance of doubt, the obligations of the parties provided in the Original Agreement shall apply to the Agreement as amended by this Amendment.

          3. Joinder of US Holdco and the Company. US Holdco and the Company each hereby agrees to become a party to, and to satisfy all of the covenants and obligations provided with respect to it in, the Agreement, as if US Holdco and the Company were each an original party thereto. Parent, Stockholder, Stockholder Parent and Mr. Safra hereby consent to the joinder of US Holdco and the Company to the Agreement in accordance with the terms hereof.

          4. Amendments to Original Agreement. (a) The definition of "Proposed Business Combination" in Section 1 of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

             "Proposed Business Combination" means the transactions contemplated by the Merger Agreement and Section 15 below.

          (b) The following definition is added:

             "Amendment" means Amendment No. 1 to this Agreement dated as of November 8, 1999.

          (c) Section 5(a) of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

             (a) Stockholder agrees that any additional shares of Common Stock acquired by it or over which it acquires Beneficial Ownership, whether pursuant to existing stock option agreements, warrants or otherwise, shall be subject to the provisions of this Agreement except Section 15 below. Stockholder Parent and Mr. Safra each agree that if it or he should acquire record or Beneficial Ownership of any shares of Common Stock, the term Stockholder shall be deemed to be modified to include it or him, as the case may be.

          (d) Section 7 of the Original Agreement shall be deleted in its entirety and the following substituted therefor:

             7. Covenant of Stockholder Parties. Each Stockholder Party agrees that it will take all action necessary to (i) permit (a) the Transferred Shares (as defined below) to be transferred pursuant to Section 15 and the remaining Owned Shares to be acquired in the Merger and (b) the voting of the Owned Shares in accordance with the terms of this Agreement and (ii) prevent creditors in respect of any pledge of Owned Shares from exercising their rights under such pledge.

          (e) The following Sections 15 and 16 shall be added to the Original
     Agreement:

             15. Transfer of 6,250,000 Owned Shares. (a) Upon the terms and subject to the conditions of this Agreement, in order to effect a reduction of $450 million in the aggregate consideration to be received by the Principal Stockholder in the Merger, after the Merger Agreement and the Merger have been approved at the Company Meeting and immediately prior to the Effective Time, and subject to the conditions set forth below in this Section 15, the Principal Stockholder shall convey, transfer and assign to US Holdco without consideration other than Parent's and Merger Sub's entering into the Merger Agreement Amendment and the Amendment, and US Holdco shall accept and receive, 6,250,000 shares of Common Stock (the "Transferred Shares") free of any liens, claims, options, proxies, voting agreements, security interests and encumbrances whatsoever (the "Share Transfer"). At the Closing (as defined in the Merger Agreement), the Stockholder shall deliver, or cause to be delivered, to

        US Holdco certificates for the Transferred Shares, duly endorsed or together with duly executed stock powers sufficient to transfer ownership of the Transferred Shares to US Holdco. The Company shall use all reasonable efforts to effect the transfer of the Transferred Shares to US Holdco on the Company's stock transfer books immediately prior to the Effective Time and to take all other reasonable action to register the transfer of the Transferred Shares to US Holdco. For the avoidance of doubt, it is agreed for the purposes of Section 1.4(a) of the Merger Agreement, that the Transferred Shares will be owned by US Holdco at the Effective Time.

             (b) Conditions Precedent and Subsequent. (i) The respective obligations of each of the Principal Stockholder, the Parent and US Holdco to effect the Share Transfer shall be subject to the satisfaction or waiver in accordance with the terms of the Merger Agreement of all of the conditions (other than the condition set forth in Section 8.2(h) of the Merger Agreement) set forth in Sections 8.1, 8.2 and 8.3 of the Merger Agreement and to the parties' intent to consummate the Merger immediately following the Share Transfer.

                (ii) The obligation of Principal Stockholder to effect the Share Transfer shall be further subject to receipt of (x) a certificate signed on behalf of the Parent by its Group Financial Director and on behalf of Merger Sub by an executive officer pursuant to which Parent and Merger Sub acknowledge satisfaction or irrevocable waiver of the conditions (other than the condition set forth in Section 8.2(h) of the Merger Agreement) set forth in Sections 8.1 and 8.2 of the Merger Agreement and (y) a certificate signed on behalf of the Company by its Chief Executive Officer and on behalf of SRH by its Chief Executive Officer pursuant to which the Company and SRH acknowledge satisfaction or irrevocable waiver of the conditions set forth in Sections 8.1 and 8.3 of the Merger Agreement.

                (iii) In the event the Merger is not consummated as contemplated by Section 15(b)(i), the Share Transfer shall be voided and the Transferred Shares shall be returned to the Principal Stockholder.

             16. Indemnification of Mr. Safra. The Company hereby agrees to, and Parent hereby agrees from and after the Effective Time to cause the Successor Corporation to, indemnify, defend and hold harmless, to the fullest extent permitted by the MGCL, Mr. Safra in connection with the Princeton Note Matter in the manner and to the same extent as officers and directors of the Company are entitled to indemnification pursuant to the currently existing articles of incorporation and bylaws of the Company and the Merger Agreement; provided, that nothing in this Section 16 shall be deemed to limit the obligations of the Principal Stockholder under Section 15 or of any of the Stockholder Parties under the Adjustment Agreement, and under no circumstances shall Parent, the Company, the Successor Corporation or any of their respective Subsidiaries or affiliates be required to indemnify, defend or hold harmless any of the Stockholder Parties or any other Person with respect to the obligations of the Principal Stockholder under Section 15 or of any of the Stockholder Parties under the Adjustment Agreement.

          5.  Representations, Warranties and Covenants of Stockholder
     Parties. Each Stockholder Party hereby represents and warrants to, and agrees with, Parent and US Holdco as follows (it being understood that the representations and warranties made by Congregation Beit Yaakov are made severally and only with respect to the Owned Shares held by it):

          (a) Such Stockholder Party has all necessary power and authority and legal capacity to execute and deliver this Amendment and perform its or his obligations under the Agreement. No other proceedings or actions on the part of such Stockholder Party are necessary to authorize the execution, delivery or performance of the Agreement or the consummation of the transactions contemplated hereby.

          (b) This Amendment has been duly and validly executed and delivered by such Stockholder Party and constitutes the valid and binding agreement of such Stockholder Party, enforceable against such Stockholder Party in accordance with its terms except (i) to the extent limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The Stockholder Parties are the sole Beneficial Owners of the Owned Shares. The Stockholder has good and marketable title to all of the Owned Shares, free and clear of all liens, claims, options, proxies, voting agreements and security interests, except for (x) liens, claims, options, proxies, voting agreements and security interests and (y) pledges of Owned Shares previously disclosed to Parent, in each case, that would not have a material adverse effect on the ability of the Stockholder Parent to perform its obligations under the Agreement or prevent the Stockholder from conveying, transferring and assigning the Transferred Shares to Merger Sub in accordance with the terms of the Agreement. The Owned Shares constitute all of the capital stock of the Company Beneficially Owned by any of the Stockholder Parties and none of the Stockholder Parties or its or his Affiliates is the Beneficial Owner of, or has any right to acquire (whether currently upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock.

          (d) Stockholder Parent has sole Beneficial Ownership, free and clear of all liens, claims, options, proxies, voting agreements and security interests, of all outstanding capital stock of Stockholder. Mr. Safra has Beneficial Ownership of all of the outstanding capital stock of Stockholder Parent. No other Person has any right to acquire (whether currently, upon lapse of time, following satisfaction of any conditions, upon the occurrence of any event, or any combination of the foregoing) Beneficial Ownership of, any capital stock of Stockholder or Stockholder Parent or any securities convertible into or exchangeable or exercisable for shares of any such capital stock.

          (e) Neither the execution and delivery of this Amendment by any Stockholder Party nor the consummation of the transactions contemplated by the Agreement will (i) conflict with, result in any violation of, require any consent under or constitute a default (whether with notice or lapse of time or both) by such Stockholder Party under such Stockholder Party's constituent documents (in the case of the Stockholder and Stockholder Parent) or any mortgage, bond, indenture, agreement, instrument or obligation to which such Stockholder Party is a party or by which such Stockholder Party or by which any of the Owned Shares are bound; (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body that is binding on such Stockholder Party; or (iii) constitute a violation by such Stockholder Party of any law or regulation of any jurisdiction, in each case except for violations, conflicts or defaults that would not have a material adverse effect on the ability of any Stockholder Party to perform its obligations under the Agreement.

          (f) Each Stockholder Party understands and acknowledges that Parent is entering into this Amendment in reliance upon the execution, delivery and performance by the Company and SRH of the Merger Agreement Amendment.

          6. Representations and Warranties of Parent and US Holdco. (a) Parent represents and warrants to the Stockholder Parties that Parent and US Holdco have full corporate power and authority to execute and deliver this Amendment and to perform their respective obligations hereunder. The execution, delivery and performance of this Amendment by Parent and US Holdco will not constitute a violation of, conflict with or result in a default under, (i) any contract, understanding or arrangement to which Parent or US Holdco is a party or by which it is bound or requires the consent of any other Person or any party pursuant thereto, (ii) any judgment, decree or order applicable to Parent or US Holdco, or (iii) assuming that the consents and approvals referred to in Section 4.4 of the Merger Agreement are duly obtained, any law, rule or regulation of any jurisdiction, in each case except for violations, conflicts or defaults that would not have a material adverse effect on the ability of the Parent or US Holdco to perform its obligations under the Agreement; and this Amendment constitutes a legal, valid and binding agreement on the part of Parent and US Holdco, enforceable against Parent and US Holdco in accordance with its terms, except as such enforceability may be limited by principles applicable to creditors' rights generally or governing the availability of equitable relief. The execution and delivery by Parent and US Holdco of this Amendment and the consummation by Parent and US Holdco of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent and US Holdco, respectively, and no other corporate proceedings on the part of Parent or US Holdco are necessary to authorize this Amendment or to consummate the transactions contemplated hereby. This Amendment has been duly and validly executed and delivered by Parent and US Holdco.

          (b) Each of Parent and US Holdco understands and acknowledges that the Company and the Stockholder Parties are entering into this Amendment in reliance upon the execution, delivery and performance by the Parent and Merger Sub of the Merger Agreement Amendment.

          7. Representations and Warranties of the Company. The Company hereby represents and warrants to, and agrees with, Parent and US Holdco as follows:

          (a) The Company has full corporate power and authority to execute and deliver this Amendment and to consummate the transactions contemplated by the Agreement. The execution and delivery of this Amendment and the consummation of the transactions contemplated by the Agreement have been duly and validly approved by the Board of Directors of the Company prior to the date hereof, and such approval is in full force and effect. No other corporate proceedings on the part of the Company are necessary to approve the Agreement and to consummate the transactions contemplated thereby. This Amendment has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent, US Holdco and the Stockholder Parties) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. In addition, the Board of Directors of the Company has taken all requisite action such that the freezeout, special shareholder voting and other requirements imposed by Sections 3-601 through 3-604 and 3-701 through 3-709 of the MGCL, and the provisions of any other applicable "freezeout", "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation enacted under state, federal or foreign laws, are not applicable to the transfer of the Transferred Shares to US Holdco or the other transactions contemplated by the Agreement.

          (b) Neither the execution and delivery of this Amendment by the Company, nor the compliance by the Company with any of the terms or provisions of the Agreement, will (i) violate any provision of the articles of incorporation or bylaws of the Company or any of its Subsidiaries or
     (ii) assuming that the consents and approvals referred to in Section 3.4 of the Merger Agreement are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, or violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, or result in the creation of any Lien (or have any of such results or effects, upon notice or lapse of time, or both) upon any of the respective properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, contract, or other instrument or obligation to which the Company or any of its Subsidiaries is a party, or by which they or any of their respective properties, assets or business activities may be bound or affected.

          (c) The Company understands and acknowledges that Parent and US Holdco are entering into this Amendment in reliance upon the execution, delivery and performance by the Company and SRH of the Merger Agreement Amendment.

          8.  Miscellaneous.

          (a) The Agreement (including this Amendment) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof other than the Merger Agreement, the Option Agreement, and the Confidentiality Agreement; provided that Section 5 of the Confidentiality Agreement shall not affect the representations and warranties of any party hereto.

          (b) EXCEPT TO THE EXTENT THAT MANDATORY PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW ARE APPLICABLE, THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

          (c) This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

          (d) Except as specifically amended hereby, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof in existence on the date hereof. Unless the context otherwise requires, after the date hereof, any reference to the Original Agreement shall mean the Original Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          RNYC HOLDINGS LIMITED

                                          By: /s/ GEORGE J. GILLESPIE III
                                            ------------------------------------
                                            Name: George J. Gillespie III
                                            Title: Attorney-in-fact

                                          CONGREGATION BEIT YAAKOV

                                          By: /s/ WALTER H. WEINER
                                            ------------------------------------
                                            Name: Walter H. Weiner

                                          SABAN S.A.

                                          By: /s/ GEORGE J. GILLESPIE III
                                            ------------------------------------
                                            Name: George J. Gillespie III
                                            Title: Attorney-in-fact

                                          EDMOND J. SAFRA

                                          By: /s/ GEORGE J. GILLESPIE III
                                            ------------------------------------
                                          Name: George J. Gillespie III
                                          Title: Attorney-in-fact

                                          HSBC HOLDINGS PLC

                                          BY: /s/ DAVID J. SHAW
                                            ------------------------------------
                                            Name: David J. Shaw
                                            Title: Authorized Signatory

                                          HSBC NORTH AMERICA INC.

                                          By: /s/ GERALD A. RONNING
                                            ------------------------------------
                                            Name: Gerald A. Ronning
                                            Title: President

                                          REPUBLIC NEW YORK CORPORATION

                                          By: /s/ DOV C. SCHLEIN
                                            ------------------------------------
                                            Name: Dov C. Schlein
                                            Title: Chairman and Chief Executive
                                              Officer

                         REPUBLIC NEW YORK CORPORATION
                                     PROXY
                        Special Meeting of Stockholders
                               September 9, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Republic New York Corporation, a Maryland corporation (the "Corporation"), hereby appoints, jointly and severally, Peter Kimmelman, William C. MacMillen, Jr., and James L. Morice as proxies for the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to attend, and to vote all shares of Republic New York Corporation Common Stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation to be held at 452 Fifth Avenue, City and State of New York, on September 9, 1999, at 11:00 a.m., New York time, or any adjournment or postponement thereof, in accordance with the instructions on the reverse side hereof and in their discretion upon such other business as may properly come before the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.
     Unless instructions are given on the reverse side, this Proxy will be voted FOR Item 1 on the reverse side hereof. With respect to matters as to which discretionary authority is granted above, this Proxy will be voted in accordance with the discretion of the proxies hereinabove appointed, but no proxy that has been voted against approval of Item 1 will be voted in favor of any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies.
     PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE HEREOF AND RETURN IN PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                        SPECIAL MEETING OF STOCKHOLDERS

                         REPUBLIC NEW YORK CORPORATION

                               September 9, 1999

                          ----------------------------

TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-937-5449 and follow the instructions. Have your control number and the proxy card available when you call.


TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS

                Please Detach and Mail in the Envelope Provided

    Please mark your
[X] vote as in this
    example.

The Board of Directors recommends a vote "FOR" Item 1.

Item 1 -- Approval of the merger of Republic New York Corporation with a subsidiary of HSBC Holdings plc on the terms and conditions set forth in a Transaction Agreement and Plan of Merger, dated as of May 10, 1999, by and among HSBC Holdings plc, a public limited company organized under the laws of England, Safra Republic Holdings S.A., a company organized under the laws of Luxembourg, and Republic New York Corporation, pursuant to which, among other things, each outstanding share of common stock, par value $5.00 per share, of Republic New York Corporation will be converted, upon the effectiveness of the merger, into the right to receive $72 in cash, without interest.

                     FOR            AGAINST        ABSTAIN

                     [ ]              [ ]            [ ]

                       I PLAN TO ATTEND MEETING      [ ]

Receipt is hereby acknowledged of the Republic New York Corporation Notice of Special Meeting of Stockholders and accompanying Proxy Statement and any proxy heretofore given is hereby revoked.


----------------------------------           ---------------------------------
        Account Number                                    Common


Signature(s)                                      Date                   , 1999
            ------------------------------------       -----------------

     NOTE: Please sign as name appears hereon. Joint owners should each sign. If signer is a corporation, please sign the full corporate name by duly authorized officer. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.